Santa Barbara Group
                                of Mutual Funds






                             The Bender Growth Fund
                                 Annual Report
                                 March 31, 2001

LETTER TO SHAREHOLDERS

FROM THE CO-CHAIRMEN OF THE SANTA BARBARA GROUP OF MUTUAL FUNDS

Dear Fellow Shareholders,

The past twelve months have proved to be a difficult stock market for most investors. For the twelve months ended March 31, 2001, The Bender Growth Fund declined in value 47.60% for Class C shares, 46.62% for Class Y shares and 49.45% for Class A shares. In that same period of time, the Standard & Poor's 500 posted a loss of 21.68% with the NASDAQ Composite declining 59.76%. However, taking a longer-term view over the three year period ending March 31, 2001, The Bender Growth Fund has generated a positive annualized return of 20.77% for Class C shares and 21.95% for Class Y shares. For that same three-year period, the NASDAQ Composite generated an annualized return of 0.08% and 3.05% for the Standard & Poor's 500.

Equally important are the after-tax returns of The Bender Growth Fund. Many of us have purchased The Bender Growth Fund in taxable accounts. In this volatile investment market, many mutual fund managers buy and sell securities at a more frenetic pace. Increased portfolio turnover may cause many funds to declare substantial short-term and long-term capital gains distributions. The Bender Growth Fund did not declare a capital gains distribution for calendar year 2000. The fund declared a $0.96 long-term capital gains distribution in calendar year 1999 with no capital gains distributions in calendar years 1998 and 1997. We feel that the capital gains distribution track record associated with The Bender Growth Fund makes it one of the most tax efficient mutual funds in the country.

As we move forward, our goal is to continue to develop a quality mutual fund company. Over the past year, the expense ratio of The Bender Growth Fund has dropped dramatically. Current quotes and past performance for the Class C shares (BEGCX), Class Y Shares (BEGYX) and Class A shares (BEGAX) may now be found on most securities databases. Many major publications now post the Class C shares and Class Y shares in their daily mutual fund listings.

As always, we are very thankful for your business. Without your support and referrals, The Bender Growth Fund would not be where it is today. With the combination of your continued support and the investment expertise of Robert Bender & Associates, we anticipate a successful future!

Thanks again for all your support!

Sincerely,



/s/ STEVEN W. ARNOLD                            /S/ JOHN P. ODELL
--------------------                            -----------------
Steven W. Arnold                                John P. Odell
Co-Chairman                                     Co-Chairman

Past performance is no guarantee of future results. An investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

LETTER FROM THE INVESTMENT ADVISOR

Dear Fellow Shareholders,

The current stock market environment is among the worst in history. Fears of a significant recession in the United States have driven pessimistic sentiment to its highest level in over ten years. It is important to remember, but easy to forget with stock market indices falling, that bear markets do not last forever. Since 1929, there have been ten other statistical bear markets before the current one. In each instance the S&P 500 has risen roughly 55% from the bear market trough to new highs which were typically reached 22 months after the bottom. Since Robert Bender and Associates' inception, we have substantially outperformed the S&P 500 due to the higher rate of growth for our selected companies.

We believe this is one of the best opportunities in history to buy growth stocks. The current pause in corporate earnings is directly related to macroeconomic conditions, not company execution. While the Federal Reserve recently reduced the Federal Funds rate to 5%, the real rate of 3% (5%-2% inflation) is well above the level of prior recessions. This makes the possibility of further rate reductions very high in order to stimulate an acceptable level of growth in the economy. In addition to rate cuts, the Fed has also been actively raising the monetary aggregates, or level of cash available in the economy. Since 1929, the expansion of monetary aggregates has always led to higher stock prices.

The case for further reductions in interest rates is bolstered when you look at the strength of the U.S. dollar versus other currencies and at the decline in commodity prices. A strong dollar in a weak economic environment implies that rates are too high in the United States and should be reduced to be brought in line with other economies. The decline in commodity prices is a signal that inflation is in check, and that weakness could be spreading to other parts of the world.

At this time one year ago, investors were making statements such as "earnings don't matter anymore" or "this time it's different." As misinformed as those statements were, today's statements like "tech stocks will never come back" or "there is a glut of technology that will last for years" are likely to be equally misinformed. Technology is imperative in order for the economy to grow. With little or no inflation, companies have no room to raise prices. In order to remain competitive, companies have embraced technology to become more efficient. This has been and will remain the case for the foreseeable future.


Yours truly,

/S/ ROBERT L. BENDER    /S/ REED G. BENDER
--------------------    ------------------
Robert L. Bender        Reed G. Bender

               GROWTH OF $10,000 FROM COMMENCEMENT OF OPERATIONS*
                             THROUGH MARCH 31, 2001

Graph OMITTED
                      S&P 500               BENDER GROWTH FUND
                     TOTAL RETURN     CLASS A     CLASS C     CLASS Y
                     ------------     -------     -------     -------

        12/9/96        10,000                     10,000      10,000
        3/31/97        10,156                      8,240       8,260
        9/30/97        12,823                     12,390      12,460
        3/31/98        15,031                     13,610      13,740
        9/30/98        13,983          9,425      11,550      11,790
        3/31/99        17,806         14,552      16,270      16,640
        9/30/99        17,871         19,827      22,055      22,657
        3/31/00        21,000         40,922      45,294      26,684
        9/30/00        20,244         42,665      46,919      48,547
        3/31/01        16,448         21,946(1)   23,973(2)   24,918



(1)     Adjusted for initial maximum sales charge of 5.75%
(2)     Adjusted for redemption fee of 1%.
* Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's share, when redeemed, may be worth more or less than the original cost.

Ivestment graph OMITTED



            INVESTMENT PERFORMANCE FOR PERIODS ENDED MARCH 31, 2001

                                        ANNUALIZED           LAST
                                      SINCE INCEPTION      12 MONTHS
                                      ---------------      ---------

       S&P 500                            12.24             (21.68)
       Bender Growth Fund
          Class A                         36.92(2)*         (49.45*)
          Class C                         22.49(1)**        (47.60**)
          Class Y                         23.60(1)          (46.62)








(1)     Commenced operations December 10, 1996.
(2)     Commenced operations October 1, 1998.
*       Adjusted for initial maximum sales charge of 5.75%.
**      Adjusted for redemption fee of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An Investor's share, when redeemed, may be worth more or less than the original cost.



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
SCHEDULE OF INVESTMENTS
BENDER GROWTH FUND                                                MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                       Market
                                                   Shares               Value
                                                   ------               -----
COMMON STOCKS - 97.14%
COMMUNICATIONS - 6.38%
     Advanced Fibre Communications Inc.*           10,770            $  154,146
     Cisco Systems Inc.*                           56,708               896,695
     Corning Inc.                                  27,000               558,630
     QUALCOMM Inc.*                                37,900             2,146,088
                                                                     ----------
                                                                      3,755,559
                                                                     ----------

COMPONENTS - 1.86%
     JDS Uniphase Corporation*                     59,180             1,091,131
                                                                     ----------

COMPUTER SERVICES - 18.85%
     AOL Time Warner Inc.*                         60,120             2,413,818
     Check Point Software Technologies, Ltd.*      63,240             3,003,900
     DoubleClick Inc.*                            121,020             1,399,294
     Network Appliance Inc.*                       57,520               967,055
     Sapient Corporation*                          70,760               508,588
     Synopsys Inc.*                                36,050             1,692,097
     VeriSign Inc.*                                31,380             1,112,029
                                                                     ----------
                                                                     11,096,781
                                                                     ----------

COMPUTER SOFTWARE - 10.20%
     BroadVision Inc.*                            114,080               609,615
     Legato Systems Inc.*                          41,000               494,562
     Microsoft Corporation*                        24,290             1,328,359
     Openwave Systems Inc.*                        35,600               706,304
     Oracle Corporation*                           82,820             1,240,644
    martForce PLC ADR*                             73,086             1,621,596
                                                                     ----------
                                                                      6,001,080
                                                                     ----------

COMPUTER SYSTEMS - 2.76%
     Brocade Communications Systems Inc.*          34,200               714,438
     Extreme Networks Inc.*                        54,400               827,424
     Foundry Networks Inc.*                        11,200                84,000
                                                                     ----------
                                                                      1,625,862
                                                                     ----------

CONSULTING SERVICES - 2.06%
     Forrester Research Inc.*                      50,960             1,213,485
                                                                     ----------




                                      -5-


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
SCHEDULE OF INVESTMENTS
BENDER GROWTH FUND                                                MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                       Market
                                                   Shares               Value
                                                   ------               -----
CONSUMER PRODUCTS - 0.12%
     Meade Instruments Corporation*                16,000            $   66,000
                                                                     ----------

ELECTRONIC EQUIPMENT - 7.03%
     CIENA Corporation*                            35,560             1,480,185
     Power-One Inc.                                49,175               712,546
     Sawtek Inc.*                                  84,810             1,510,678
     Zoran Corporation*                            28,550               437,172
                                                                     ----------
                                                                      4,140,581
                                                                     ----------

FOOD AND BEVERAGE - 3.86%
     Starbucks Corporation*                        53,360             2,264,465
                                                                     ----------

MEDICAL - 1.35%
     Medtronic, Inc.                               17,418               796,699
                                                                     ----------

PHARMACEUTICAL - 6.60%
     Elan Corporation*                             36,840             1,924,890
     Watson Pharmaceuticals Inc.*                  37,240             1,958,824
                                                                     ----------
                                                                      3,883,714
                                                                     ----------
RESTAURANT - RETAIL - 6.40%
     P.F. Chang's China Bistro Inc.*               54,275             1,899,625
     The Cheesecake Factory Inc.*                  50,800             1,870,075
                                                                     ----------
                                                                      3,769,700
                                                                     ----------

RETAIL - 24.10%
     Bed Bath & Beyond Inc.*                      104,340             2,562,851
     Best Buy Company Inc.*                        54,500             1,959,820
     CDW Computer Centers Inc.*                    60,280             1,868,680
     Elcor Corporation                             15,000               209,700
     Fastenal Company                               7,440               405,480
     Home Depot Inc.                               54,280             2,339,468
     Kohl's Corporation*                           37,960             2,341,752
     Staples Inc.*                                168,000             2,499,000
                                                                     ----------
                                                                     14,186,751
                                                                     ----------



                                      -6-



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
SCHEDULE OF INVESTMENTS
BENDER GROWTH FUND                                                MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                       Market
                                                   Shares               Value
                                                   ------               -----
SEMICONDUCTORS - 1.03%
     Broadcom Corp*                                21,000            $  606,900
                                                                     ----------

SERVICES - 4.54%
     Paychex Inc.                                  34,520             1,279,397
     Quintiles Transnational Corporation*          73,870             1,394,296
                                                                     ----------
                                                                      2,673,693
                                                                     ----------
TOTAL COMMON STOCKS - 97.14%                                         57,172,401
                                                                     ----------
     (Cost $68,408,258)

CASH EQUIVALENT - 3.05%
     United Missouri Bank AFM (Cost $ 1,797,559)   1,797,559          1,797,559
                                                                     ----------


TOTAL INVESTMENTS - 100.19%                                          58,969,960
(Cost $70,205,817)
LIABILITIES LESS OTHER ASSETS - (0.19)%                                (111,302)
                                                                   ------------
NET ASSETS- 100.00%                                                $ 58,858,658
                                                                   ------------





* Non-income producing security.

ADR-- American Depositary Receipts
AFM-- Automated Funds Management
PLC-- Public Limited Company


    The accompanying notes are an integral part of the financial statements.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENT OF ASSETS & LIABILITIES
BENDER GROWTH FUND                                                MARCH 31, 2001
--------------------------------------------------------------------------------

ASSETS
     Investments in Securities at Market Value
     (identified cost $70,205,817) (Note 2)                          $58,969,960
     Receivables:
        Capital Stock Sold                                               137,647
        Dividends and Interest                                             8,239
        Other                                                             49,956
                                                                     -----------
                TOTAL ASSETS                                          59,165,802
                                                                     -----------

LIABILITIES
Due to Advisor (Note 3)                                                   28,067
Capital Stock Redeemed                                                   104,709
Accrued Distribution Fees                                                104,019
Accrued Expenses                                                          70,349
                                                                     -----------
                TOTAL LIABILITIES                                        307,144
                                                                     -----------

NET ASSETS                                                           $58,858,658
                                                                     ===========


Class A Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
        interest authorized; 375,302 shares outstanding)             $ 8,317,173
                                                                     ===========

Net Asset Value and Redemption Price Per Class A Share
        ($8,317,173/375,302 shares)                                  $     22.16
                                                                     ===========

Offering Price Per Share ($22.16/0.9425)                             $     23.51
                                                                     ===========

Class Y Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
        interest authorized; 1,192,692 shares outstanding)           $28,382,443
                                                                     ===========

Net Asset Value, Offering and Redemption
     Price Per Class Y Share
        ($28,382,443/1,192,692 shares)                               $     23.80
                                                                     ===========


    The accompanying notes are an integral part of the financial statements.



                                      -8-



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENT OF ASSETS & LIABILITIES
BENDER GROWTH FUND (CONTINUED)                                    MARCH 31, 2001
--------------------------------------------------------------------------------



CLASS C SHARES (NOTE 1):
Net Assets (Unlimited shares of $0.001 par beneficial
        interest authorized; 968,840 shares outstanding)           $ 22,159,042
                                                                   ============

Net Asset Value and  Offering Price Per Class C Share
        ($22,159,042/968,840 shares)                               $      22.87
                                                                   ============

Redemption Price Per Share ($22.87 X 0.99)                         $      22.64
                                                                   ============

COMPOSITION OF NET ASSETS
     At March 31, 2001, Net Assets consisted of:
        Paid-in-Capital                                            $ 73,095,330
        Accumulated Net Realized Loss on Investments                 (3,000,815)
        Net Unrealized Depreciation on Investments                  (11,235,857)
                                                                   ------------
                NET ASSETS                                         $ 58,858,658
                                                                   ============


    The accompanying notes are an integral part of the financial statements.



                                      -9-



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENT OF OPERATIONS
BENDER GROWTH FUND                             FOR THE YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest Income                                               $    212,113
     Dividend Income                                                     23,307
                                                                   ------------
     Total Investment Income                                            235,420
                                                                   ------------

EXPENSES (Note 3):
     Investment Advisory Fees                                           366,746
     Service Fees-Class A                                                95,719
     Service Fees-Class Y                                               359,580
     Service Fees-Class C                                               441,573
     Distribution Fees-Class A                                           21,806
     Distribution Fees-Class Y                                           76,554
     Distribution Fees-Class C                                          340,066
                                                                   ------------
     Total Expenses                                                   1,702,044
                                                                   ------------
Net Investment Loss                                                  (1,466,624)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS (Note 2):
     Net Realized Gain (Loss) on Investments                         (3,000,815)
     Net Change in Net Unrealized Appreciation
          (Depreciation) of Investments                             (43,954,772)
                                                                   ------------
     Net Realized and Unrealized Gain
          (Loss) on Investments                                     (46,955,587)
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                     $(48,422,211)
                                                                   ============


    The accompanying notes are an integral part of the financial statements.



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
BENDER GROWTH FUND
--------------------------------------------------------------------------------

                                                             Year Ended      Year Ended
                                                           March 31, 2001  March 31, 2000
                                                           --------------  --------------
OPERATIONS:
     Net Investment Loss                                    $ (1,466,624)   $   (636,289)
     Net Realized Gain (Loss) on Investments                  (3,000,815)        445,176
     Net Change in Unrealized Appreciation (Depreciation)
          on Investments                                     (43,954,772)     28,778,700
                                                            ------------    ------------
     Net Increase (Decrease) in Net Assets
          Resulting From Operations                          (48,422,211)     28,587,587
                                                            ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net Realized Capital Gain
        Class A                                                        0         (14,282)
        Class Y                                                        0        (207,265)
        Class C                                                        0        (570,031)
                                                            ------------    ------------
                                                                       0        (791,578)
                                                            ------------    ------------

CAPITAL SHARE TRANSACTIONS:
     Class A:
     Proceeds from Shares Issued (302,001 and 131,356
          shares, respectively)                               11,495,496       4,109,181
     Reinvestment of Dividends
          (0 and 610 shares, respectively)                             0          14,282
     Cost of Shares Redeemed (55,947 and 4,829
          shares, respectively)                               (1,835,947)       (178,426)
                                                            ------------    ------------
          Total Class A Transactions                           9,659,549       3,945,037
                                                            ------------    ------------


     Class Y:
     Proceeds from Shares Issued
          (1,014,850 and 306,401 shares,
          respectively)                                       39,641,371      10,241,920
     Reinvestment of Dividends
          (0 and 9,779 shares, respectively)                           0         206,555
     Cost of Shares Redeemed (277,459 and 27,943
          shares, respectively)                               (9,189,156)       (922,448)
                                                            ------------    ------------
          Total Class Y Transactions                          30,452,215       9,526,027
                                                            ------------    ------------


    The accompanying notes are an integral part of the financial statements.




THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
BENDER GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                            Year Ended      Year Ended
                                                          March 31, 2001  March 31, 2000
                                                          --------------  --------------

Class C:
        Proceeds from Shares Issued
          (291,693 and 304,397 shares, respectively)       $ 11,149,429    $  8,931,341
        Reinvestment of Dividends
          (0 and 27,813 shares, respectively)                         0         561,316
        Cost of Shares Redeemed (122,634 and 69,853
          shares, respectively)                              (4,179,568)     (2,116,896)
                                                           ------------    ------------
          Total Class C Transactions                          6,969,861       7,375,761
                                                           ------------    ------------

Net Increase (Decrease) in Net Assets From Capital Share
        Transactions                                         47,081,625      20,846,825
                                                           ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      (1,340,586)     48,642,834
                                                           ------------    ------------

NET ASSETS:
Beginning of Year                                            60,199,244      11,556,410
                                                           ------------    ------------

NET ASSETS:
End of Year                                                $ 58,858,658    $ 60,199,244
                                                           ============    ============


    The accompanying notes are an integral part of the financial statements.




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                      Class A
                                                  ---------------------------------------------------

                                                                                    For the Period
                                                     Year Ended      Year Ended  October 1, 1998** to
                                                   March 31, 2001  March 31, 2000    March 31, 1999
                                                   --------------  --------------    --------------

Net Asset Value, Beginning of Period                 $    41.32       $   15.44    $   10.00
                                                     ----------       ---------    ---------
Income From Investment Operations:
        Net investment loss                               (0.53)          (0.55)       (0.20)
        Net gains (losses) on securities
                (both realized and unrealized)           (18.63)          27.39         5.64
                                                     ----------       ---------    ---------
                Total from investment operations         (19.16)          26.84         5.44
                                                     ----------       ---------    ---------
Distributions to shareholders from
        net realized capital gains                      --                (0.96)     --
                                                     ----------       ---------    ---------

Net Asset Value, End of Period                       $    22.16       $   41.32    $   15.44
                                                     ==========       =========    =========


Total Return                                             (46.37)%        181.21%       54.40%

Ratios/Supplemental Data
Net assets, end of period (in 000's)                 $    8,317       $   5,341    $      33
Ratio of expenses to average net assets:
        Before expense reimbursement                       1.85%           1.86%        1.82%(1)
        After expense reimbursement                        1.85%           1.85%        1.82%(1)
Ratio of net investment income (loss) to
     average net assets:
        Before expense reimbursement                      (1.53)%         (1.56)%      (3.85)%(1)
        After expense reimbursement                       (1.53)%         (1.55)%      (3.85)%(1)
Portfolio turnover rate                                    0.82%           7.61%       24.91%

1 Annualized
** The Bender Growth Fund Class A commenced operations on October 1, 1998.


    The accompanying notes are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                          Class C
                                                      ----------------------------------------------------------------------------
                                                                                                                   For the Period
                                                                                                                      December
                                                       Year Ended      Year Ended      Year Ended      Year Ended   10, 1996** to
                                                       March 31,       March 31,       March 31,       March 31,       March 31,
                                                         2001             2000            1999           1998            1997
                                                      ----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $    43.21     $    16.27     $   13.61     $    8.24     $   10.00
                                                       ----------     ----------     ---------     ---------     ---------
Income From Investment Operations:
     Net investment loss                                    (0.93)         (0.73)        (0.55)        (0.28)        (0.06)
     Net gains (losses) on securities
          (both realized and unrealized)                   (19.41)         28.63          3.21          5.65         (1.70)
                                                       ----------     ----------     ---------     ---------     ---------
          Total from investment operations                 (20.34)         27.90          2.66          5.37         (1.76)
                                                       ----------     ----------     ---------     ---------     ---------

     Distributions to shareholders from
          net realized capital gains                         --            (0.96)      --            --            --
                                                       ----------     ----------     ---------     ---------     ---------

NET ASSET VALUE, END OF PERIOD                         $    22.87     $    43.21     $   16.27     $   13.61     $    8.24
                                                       ==========     ==========     =========     =========     =========


TOTAL RETURN                                               (47.07)%       178.39%        19.54%        65.17%       (17.60)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)              $   22,159     $   34,556     $   8,743     $   6,728     $   2,640
     Ratio of expenses to average
          net assets:
          Before expense reimbursement                       2.80%          3.09%         4.23%         5.34%         8.70%(1)
          After expense reimbursement                        2.80%          2.98%         4.23%         3.50%         3.50%(1)
     Ratio of net investment income (loss)
      to average net assets:
          Before expense reimbursement                      (2.48)%        (2.67)%       (5.49)%       (5.09)%      (8.08)%(1)
          After expense reimbursement                       (2.48)%        (2.56)%       (5.49)%       (3.25)%      (2.88)%(1)
Portfolio turnover rate                                      0.82%          7.61%        24.91%         7.44%         3.00%


(1) Annualized
** The Bender Growth Fund Class C commenced operations on December 10, 1996.

    The accompanying notes are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                Class Y
                                                  ----------------------------------------------------------------------
                                                                                                         For the Period
                                                                                                           December 10,
                                                  Year Ended      Year Ended      Year Ended   Year Ended   1996** to
                                                   March 31,       March 31,       March 31,    March 31,   March 31,
                                                      2001           2000            1999         1998         1997
                                                  ----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $    44.59     $    16.64     $   13.74     $    8.26     $ 10.00
                                                  ----------     ----------     ---------     ---------     ---------
     Income From Investment Operations:
          Net investment loss                          (0.60)         (0.55)        (0.47)        (0.22)      (0.04)
          Net gains (losses) on securities
               (both realized and unrealized)         (20.19)         29.46          3.37          5.70       (1.70)
                                                  ----------     ----------     ---------     ---------     ---------
               Total from investment operations       (20.79)         28.91          2.90          5.48       (1.74)
                                                  ----------     ----------     ---------     ---------     ---------

     Distributions to shareholders from
          net realized capital gains                    --            (0.96)      --            --          --
                                                  ----------     ----------     ---------     ---------     ---------

NET ASSET VALUE, END OF PERIOD                    $    23.80     $    44.59     $   16.64     $   13.74    $   8.26
                                                  ==========     ==========     =========     =========    ==========

TOTAL RETURN                                          (46.62)%       180.55%        21.11%        66.34%     (17.40)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)         $   28,382     $   20,302     $   2,781     $   2,312     $   937
     Ratio of expenses to average net assets:
        Before expense reimbursement                    1.92%          2.22%         3.49%         4.59%       7.88%(1)
        After expense reimbursement                     1.92%          2.13%         3.49%         2.75%       2.75%(1)
     Ratio of net investment income (loss) to
          average net assets:
          Before expense reimbursement                 (1.60)%        (1.82)%       (4.74)%       (4.34)%     (7.29)%(1)
          After expense reimbursement                  (1.60)%        (1.73)%       (4.74)%       (2.50)%     (2.16)%(1)
     Portfolio turnover rate                            0.82%          7.61%        24.91%         7.44%       3.00%


(1)  Annualized
**   The Bender Growth Fund Class Y commenced operations on December 10, 1996.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                     MARCH 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with one fund: the Bender Growth Fund (the "Fund"). The Company is registered to offer three classes of shares, Class A, Class Y and Class C. The Fund's investment objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

SECURITY VALUATION - Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service at the last reported sale price for such security as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation and securities traded on the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

SECURITY TRANSACTION AND INVESTMENT INCOME - Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities will be those of the specific securities sold. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

FEDERAL INCOME TAXES - The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

EXPENSES - Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and paid at least annually. Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                         MARCH 31, 2001
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE - The net asset value per share of the Fund is calculated each business day by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. A sales charge may apply when purchasing Class A shares. Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent. The redemption price disclosed in the financial statements for Class C shares does not reflect the contingent deferred sales charge.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The financial statements have been prepared in conformity with generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, investment advisory services are provided to the Company by SBG Capital Management (the "Advisor"). Under the terms of the investment advisory agreement, the Advisor receives a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund. For the year ended March 31, 2001, the Advisor received advisory fees of $366,746.

On August 30, 2000, The Santa Barbara Group of Mutual Funds, Inc. (the "Company") and SBG Capital Management Company (the "Advisor) entered into a distributor agreement with Capital Research Brokerage Services, LLC, a subsidiary of the Advisor, to serve as national distributor (the "Distributor"). As Distributor, Capital Research Brokerage Services LLC selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor shall pay the Distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700. For the year ended March 31, 2001, the Distributor received approximately $16,558 in commissions from the sale of fund shares.

Sub-Advisory services are provided to the Advisor for the Fund by Robert Bender & Associates, Inc. (the "Sub-Advisor") pursuant to a sub-advisory agreement. Under the terms of the sub-advisory agreement, the Sub-Advisor receives a monthly fee at an annual rate of 0.40% of the average daily net assets of the fund and is paid by the Advisor. The Advisor is responsible for the supervision and payment of fees to the Sub-Advisor in connection with its services.

Under the terms of an Operational Services Agreement, the Advisor will provide day-to-day operational services to the Fund. The services agreement provides that the Advisor pays all fees and expenses associated with the Fund. Under the terms of the agreement, the Fund will pay to the Advisor the following fees: a monthly fee at an annual rate of 1.10% of the average daily net assets of Class A, a monthly fee at an annual rate of 2.00% of the average daily net assets of Class Y up to $2,500,000 and 1.10% in excess of $2,500,000, and 2.00% of the average daily net assets of Class C up to $7,500,000 and 1.10% in excess of $7,500,000. For the year ended March 31, 2001, the Advisor received service fees of $896,872.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                         MARCH 31, 2001
--------------------------------------------------------------------------------

American Data Services, Inc. serves as Administrator to and provides accounting services to the Fund pursuant to an administration agreement. Under terms of such agreement, the Administrator is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.

The Fund and United Missouri Bank (the "Custodian") are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the fund as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Fund and American Data Services, Inc. (the "Transfer Agent) are parties to a servicing agreement, under which the Transfer Agent provides transfer agency, dividend disbursing and administrative services for the Fund.

Certain directors and officers of the Fund are directors and officers of the Advisor.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities for the year ended March 31, 2001, were $48,351,341 and $550,799, respectively.

As of March 31, 2001, net unrealized depreciation on investment securities for book and federal income tax purposes aggregated $11,235,857 of which $10,076,525 related to appreciated securities and $21,312,382 related to depreciated securities. There was no difference between book and tax realized gains on securities for the year ended March 31, 2001.

5. DISTRIBUTION PLANS

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the Fund's average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders. With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services. For the year ended March 31, 2001, distribution fees of $21,806, $76,554 and $340,066 were paid for Class A, Class Y and Class C, respectively.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a) (9) of the Investment Company Act of 1940. As of March 31, 2001, Charles Schwab & Co., Inc. held for the benefit of others, in aggregate, more than 65% of the Bender Growth Fund - Class Y Shares.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors
Bender Growth Fund

We have audited the accompanying statement of assets and liabilities of the Bender Growth Fund, including the schedule of portfolio investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the four years then ended and the period from December 10, 1996 (commencement of operations) to March 31, 1997 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express and opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bender Growth Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the four years then ended and for the period from December 10, 1996 (commencement of operations) to March 31, 1997 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/ McCurdy & Associates CPA's, Inc.
------------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
April 24, 2001

FUND MANAGER

SBG Capital Management, Inc.
107 South Fair Oaks Boulevard, Suite 315
Pasadena, CA 91105

INVESTMENT ADVISOR

Robert Bender & Associates
245 South Los Robles, Suite 620
Pasadena, CA 90272

ADMINISTRATOR, TRANSFER AGENT
& DIVIDEND DISBURSING AGENT

American Data Services, Inc.
150 Motor Parkway, Suite 109
Hauppauge, NY 11788

CUSTODIAN

UMB Bank
928 Grand Boulevard
Kansas City, MO 84141

PRINCIPAL UNDERWRITER

Capital Research Brokerage Services, LLC
107 South Fair Oaks Avenue, Suite 315
Pasadena, CA 91105

INDEPENDENT ACCOUNTANTS

McCurdy & Associates CPA's, Inc.
Westlake, Ohio

For more complete information about any other fund in the Santa Barbara Group of Mutual Funds, including charges and expenses, please call (626) 844-1440 or
(800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money.